American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2060 Portfolio
October 31, 2025

One Choice Blend+ 2060 Portfolio - Schedule of Investments
OCTOBER 31, 2025 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 60.6%
Avantis U.S. Equity Fund G Class	719,628	15,234,533
Avantis U.S. Small Cap Value Fund G Class	93,377	1,659,317
Focused Dynamic Growth Fund G Class(2)	138,193	12,756,602
Focused Large Cap Value Fund G Class	1,129,089	12,521,592
Heritage Fund G Class	92,106	2,963,965
Mid Cap Value Fund G Class	181,036	2,963,562
Small Cap Growth Fund G Class	64,688	1,710,352
		49,809,923
International Equity Funds — 34.5%
Avantis Emerging Markets Equity Fund G Class	155,246	2,351,984
Avantis International Equity Fund G Class	705,749	10,741,498
Emerging Markets Fund G Class	230,843	3,561,908
Focused International Growth Fund G Class	195,287	3,880,357
Global Real Estate Fund G Class	165,623	2,293,880
International Small-Mid Cap Fund G Class	132,009	1,598,625
Non-U.S. Intrinsic Value Fund G Class	359,160	3,900,476
		28,328,728
Domestic Fixed Income Funds — 3.6%
Avantis Core Fixed Income Fund G Class	259,701	2,212,652
High Income Fund G Class	62,939	552,604
Inflation-Adjusted Bond Fund G Class	18,411	199,761
		2,965,017
International Fixed Income Funds — 1.3%
Emerging Markets Debt Fund G Class	31,668	300,212
Global Bond Fund G Class	91,135	811,104
		1,111,316
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $70,703,394)		82,214,984
OTHER ASSETS AND LIABILITIES — 0.0%		(3,888)
TOTAL NET ASSETS — 100.0%		$82,211,096

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at the reported NAV per share. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

• Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

• Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

• Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended October 31, 2025 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$17,427	$1,009	$4,036	$835	$15,235	720	$362	—
Avantis U.S. Small Cap Value Fund	1,526	148	117	102	1,659	93	5	—
Focused Dynamic Growth Fund(3)	11,484	867	1,095	1,501	12,757	138	105	—
Focused Large Cap Value Fund	11,418	1,395	568	277	12,522	1,129	4	$78
Heritage Fund	2,759	309	103	(1)	2,964	92	—	—
Mid Cap Value Fund	2,753	289	113	35	2,964	181	(1)	18
Small Cap Growth Fund	1,534	141	74	108	1,709	65	2	—
Avantis Emerging Markets Equity Fund	2,133	120	131	230	2,352	155	3	—
Avantis International Equity Fund	6,352	4,212	402	579	10,741	706	6	—
Emerging Markets Fund	3,234	144	304	488	3,562	231	36	—
Focused International Growth Fund	3,550	303	137	164	3,880	195	—	—
Global Real Estate Fund	2,140	169	120	105	2,294	166	(1)	—
International Small-Mid Cap Fund	1,463	109	77	104	1,599	132	2	—
Non-U.S. Intrinsic Value Fund	3,537	356	186	193	3,900	359	5	—
Avantis Core Fixed Income Fund	2,057	204	82	34	2,213	260	—	25
High Income Fund	506	54	10	3	553	63	—	10
Inflation-Adjusted Bond Fund	181	17	3	5	200	18	—	—
Emerging Markets Debt Fund	270	26	6	10	300	32	—	7
Global Bond Fund	749	71	16	7	811	91	—	11
	$75,073	$9,943	$7,580	$4,779	$82,215	4,826	$528	$149
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.